UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2024

COTERRA ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Memorial City Plaza 840 Gessner Road, Suite 1400 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 589-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.10 per share	CTRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

FME Acquisition

On November 12, 2024, Coterra Energy Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “FME Purchase Agreement”) with Cimarex Energy Co., a Delaware corporation and a subsidiary of the Company (“Cimarex”), Franklin Mountain Energy Holdings, LP, a Delaware limited partnership (“FMEH”), Franklin Mountain Energy Holdings 2, LP, a Delaware limited partnership (“FMEH2”), Franklin Mountain GP2, LLC, a Delaware limited liability company (“FMGP2” and, together with FMEH and FMEH2, the “FME Sellers”), and solely in its capacity as Seller Representative (as defined therein), FMEH, pursuant to which Cimarex agreed to purchase all of the issued and outstanding equity ownership interests of Franklin Mountain Energy, LLC, Franklin Mountain Energy 2, LLC, Franklin Mountain Energy 3, LLC, Franklin Mountain Royalty Investments, LLC and Franklin Mountain Royalty Investments 3, LLC (collectively, the “FME Interests”) from the FME Sellers. In connection with and upon execution of the FME Purchase Agreement, Cimarex deposited with an escrow agent $125,000,000 in cash to assure Cimarex’s performance of its obligations under the FME Purchase Agreement.

Upon closing (the “FME Closing”) of the transactions contemplated by the FME Purchase Agreement (the “FME Acquisition”), the FME Sellers will receive (i) $1,500,000,000 in cash and (ii) 40,894,925 shares of Company common stock, par value $0.10 per share (the “Company Common Stock”), subject to certain customary anti-dilution adjustments (the “Stock Consideration”), in each case subject to various purchase price adjustments set forth in the FME Purchase Agreement. The FME Closing is subject to the satisfaction or waiver of customary closing conditions set forth in the FME Purchase Agreement, and is not conditioned upon the Avant Closing (as defined below).

In accordance with the terms of the FME Purchase Agreement, at the FME Closing, the Company will enter into a registration rights agreement (the “Registration Rights Agreement”) with the FME Sellers and certain of their permitted transferees pursuant to which the Company will agree to, on the terms set forth therein and among other things, file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement registering for resale the Company Common Stock comprising the Stock Consideration issued in the FME Acquisition.

The foregoing description of the FME Purchase Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the FME Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, which is included as Exhibit F to the FME Purchase Agreement.

The FME Purchase Agreement has been included with this Current Report on Form 8-K (this “Report”) to provide investors and security holders with information regarding the terms of the transactions contemplated therein. It is not intended to provide any other factual information about the Company, Cimarex, the FME Sellers or the FME Interests. The representations, warranties, covenants and agreements contained in the FME Purchase Agreement, which are made only for purposes of the FME Purchase Agreement and as of specific dates, are solely for the benefit of the parties to the FME Purchase Agreement, may be subject to limitations agreed upon by the parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the FME Purchase Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Company security holders should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Cimarex, the FME Sellers or the FME Interests. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the FME Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Avant Acquisition

On November 12, 2024, Cimarex entered into a Purchase and Sale Agreement (the “Avant Purchase Agreement”) with Avant Natural Resources, LLC, a Delaware limited liability company (“ANR”), Avant Operating, LLC, a Delaware limited liability company (“Avant Operating”), Guard Income Fund, LP, a Delaware limited partnership (“GIF”), Double Cabin Minerals, LLC, a Texas limited liability company (“DCM”), Legion Water Services, LLC, a Delaware limited liability company (“LWS”), and Legion Production Partners, LLC, a Delaware limited liability company (“LPP” and, together with ANR, Avant Operating, GIF, DCM and LWS, the “Avant Sellers”), pursuant to which Cimarex agreed to purchase certain Assets (as defined in the Avant Purchase Agreement) from the Avant Sellers. In connection with and upon execution of the Avant Purchase Agreement, Cimarex deposited with an escrow agent $108,750,000 in cash to assure Cimarex’s performance of its obligations under the Avant Purchase Agreement.

Upon closing (the “Avant Closing”) of the transactions contemplated by the Avant Purchase Agreement, the Avant Sellers will receive an aggregate amount of $1,450,000,000 in cash, subject to various purchase price adjustments set forth in the Avant Purchase Agreement. The Avant Closing is subject to the satisfaction or waiver of customary closing conditions set forth in the Avant Purchase Agreement, and is not conditioned upon the FME Closing.

The foregoing description of the Avant Purchase Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Avant Purchase Agreement, a copy of which is filed herewith as Exhibit 10.2 and is incorporated by reference herein.

The Avant Purchase Agreement has been included with this Current Report on Form 8-K (this “Report”) to provide investors and security holders with information regarding the terms of the transactions contemplated therein. It is not intended to provide any other factual information about the Company, Cimarex, the Avant Sellers or the Assets. The representations, warranties, covenants and agreements contained in the Avant Purchase Agreement, which are made only for purposes of the Avant Purchase Agreement and as of specific dates, are solely for the benefit of the parties to the Avant Purchase Agreement, may be subject to limitations agreed upon by the parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Avant Purchase Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Company security holders should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Cimarex, the Avant Sellers or the Assets. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Avant Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the FME Acquisition is incorporated by reference into this Item 3.02. Under the FME Purchase Agreement, the Company has agreed to issue the Company Common Stock to the FME Sellers at the Closing. The Company Common Stock will serve as the Stock Consideration and will be issued in reliance on the exemption from registration requirements provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), to a limited number of persons who have represented that they are “accredited investors” as that term is defined in Rule 501 of Regulation D promulgated by the SEC. The Company will rely upon representations, warranties, certifications and agreements of the FME Sellers and certain others in support of the satisfaction of the conditions contained in Section 4(a)(2) of the Securities Act and the rules and regulations promulgated thereunder. The Stock Consideration has not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
10.1	Membership Interest Purchase Agreement, dated as of November 12, 2024, by and among Franklin Mountain Energy Holdings, LP, Franklin Mountain Energy Holdings 2, LP, and Franklin Mountain GP2, LLC, as sellers, solely in its capacity as Seller Representative, Franklin Mountain Energy Holdings, LP, Cimarex Energy Co., as purchaser, and Coterra Energy Inc., as purchaser parent.
10.2	Purchase and Sale Agreement, dated as of November 12, 2024, by and among Avant Natural Resources, LLC, Avant Operating, LLC, Guard Income Fund, LP, Double Cabin Minerals, LLC, Legion Water Services, LLC, and Legion Production Partners, LLC, as sellers, and Cimarex Energy Co., as buyer.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTERRA ENERGY INC.

Date: November 15, 2024	By:	/s/ Marcus G. Bolinder
	Name:	Marcus G. Bolinder
	Title:	Corporate Secretary